================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 JANUARY 3, 2006

                          ----------------------------


                            PEOPLE'S LIBERATION, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


       000-16075                                          86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                          150 WEST JEFFERSON BOULEVARD,
                             LOS ANGELES, CA 90007
                         (Address of Principal Executive
                              Offices and zip code)

                                 (213) 745-2123
                             (Registrant's telephone
                          number, including area code)


                      CENTURY PACIFIC FINANCIAL CORPORATION
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 3, 2006, the Registrant entered into an Employment Agreement with Darryn Barber pursuant to which he serves as the Registrant's Chief Financial Officer and Chief Operating Officer. The agreement is for a term of 2 years commencing as of November 22, 2005 and terminating on November 21, 2007. For a period of six months, Mr. Barber is permitted to perform transition services for other entities up to approximately one business day per week. Mr. Barber will receive an annual salary of $172,000 during the initial six month period. Thereafter, Mr. Barber will receive a base salary of $212,000 up to the first anniversary of his appointment, and $232,000 during the second year of his contract. In addition to his base salary, Mr. Barber will receive an annual bonus of not less than $25,000 and no more than $100,000 based on objectives determined by the Registrant's Board of Directors. Mr. Barber will also be granted a non-qualified stock option to purchase up to 300,000 shares of the Registrant's common stock at an exercise price equal to the "fair market value" of such shares on the date the option is approved by the Registrant's Board of Directors. In the event Mr. Barber is terminated without cause, the Registrant shall continue to pay Mr. Barber's then current base salary for the remaining term of the agreement, without regard to any employment of Mr. Barber by a third party. The Employment Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by this reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

         As set forth in a Definitive Information Statement on Schedule 14C, filed by the Registrant with the Securities and Exchange Commission on December 16, 2005, and pursuant to a Certificate of Amendment to the Registrant's Certificate of Incorporation (the "Amendment"), as filed with the Secretary of State of the State of Delaware on January 5, 2006, effective as of 4:30pm Eastern Standard Time on the same date (the "Effective Time"), the Registrant:

         - changed its name to People's Liberation, Inc. from Century Pacific Financial Corporation, and

         - caused a 1-for-9.25 reverse stock split of the Registrant's Common Stock.

         These actions were approved by written consent on November 23, 2005, by our Board of Directors, as well as holders representing approximately 66.9% of our then outstanding Series A Convertible Preferred Stock, holders representing approximately 77.1% of our then outstanding Common Stock, and holders representing approximately 67.3% of our outstanding Common Stock and Series A Convertible Preferred Stock then outstanding voting together as a single class.

         The post-reverse stock split Common Stock of the Registrant began trading on the Over-The-Counter Bulletin Board under the new ticker symbol "PPLB" as of January 6, 2006.

         In connection with the reverse stock split,

         - shareholders holding less than 100 shares of Common Stock of the Registrant as of the Effective Time were not affected,

         - shareholders holding 925 or fewer shares of Common Stock, but at least 100 shares of Common Stock of the Registrant as of the Effective Time were provided special treatment such that after the reverse stock split, such holders continue to hold 100 shares of the Registrant's Common Stock; and

         - no fractional shares resulted as all fractional shares were rounded up to the next round whole number.

         Pursuant to the provisions of the Registrant's Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on November 15, 2005, the effectiveness of the Amendment on January 5, 2006 caused a mandatory conversion of the Registrant's Series A Convertible Preferred Stock whereby the holders of such stock are entitled to receive (without further action by them) in the aggregate, taking into account the reverse stock split, 32,845,751 shares of the Registrant's Common Stock, representing approximately 95.6% of the outstanding shares of the Registrant's Common Stock as of the Effective Time. As a result of the mandatory conversion of the Series A
Convertible Preferred Stock, the Registrant no longer has any shares of Preferred Stock outstanding.

         As of the Effective Time, the Common Stock shareholders of the Registrant (other than the former holders of Series A Convertible Preferred Stock), taking into account the mandatory conversion of the Series A Convertible Preferred Stock and the reverse stock split, hold approximately 1,505,091 shares of the Registrant's Common Stock, representing approximately 4.3% of the outstanding shares of the Registrant's Common Stock.

         The Registrant's Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware, is attached as Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 2005, and is incorporated herein by reference.

         On January 6, 2006, the Registrant issued a press release announcing the effectiveness of the Registrant's name change, the reverse split, and the new ticker symbol of the Registrant "PPLB". The foregoing release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                  3(i).1   Certificate  of  Amendment  of Amended  and  Restated
                           Certificate  of   Incorporation  of  Century  Pacific
                           Financial Corporation.

                  10.1 Employment Agreement dated January 3, 2005 between the Registrant and Darryn Barber.

                  99.1     Press Release  issued by the Registrant on January 6,
                           2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, People's Liberation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PEOPLE'S LIBERATION, INC.


Date:  January 9, 2006               By:  /S/ DARRYN BARBER
                                          --------------------------------------
                                          Darryn Barber, Chief Financial Officer
                                          and Chief Operating Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION OF EXHIBIT
-------        -----------------------------------------------------------------
3(i).1         Certificate  of Amendment of Amended and Restated  Certificate of
               Incorporation of Century Pacific Financial Corporation.

10.1 Employment Agreement dated January 3, 2005 between the Registrant and Darryn Barber.

99.1           Press Release issued by the Registrant on January 6, 2006.